Supplement, dated May 19, 2009

to Prospectus, dated May 1, 2009

SUPPLEMENT

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

TDA, IRA AND FPA CONTRACTS

On Page 1 of the Prospectus, in the table entitled “Annual Separate Account Expenses”, the decimal point was inadvertently omitted, such that the Standard amount for “Total Separate Account Annual Expenses” should read “.90%”.

On Page 9 of the Prospectus, under the heading “Annuity Commencement Date and Amount of Monthly Annuity Payment”, the bulleted section is hereby deleted and replaced with the following:

•                  For IRA Contracts issued prior to July 1, 2007, the Annuity Commencement Date must be on the first day of a month after you have reached the age of 55.  For IRA Contracts issued on or after July 1, 2007, the Annuity Commencement Date must be on the first of a month and must be at least 12 months after the Contract issue date.

•                  In addition to the conditions stated in the preceding sentences, for all SEP IRA Contracts, the Annuity Commencement Date must occur after the later of (a) the 30th day following the day you terminate employment with every employer that contributes to the Contract on your behalf and (b) the 30th day following the day that the last employer contribution is received by the Company under the Contract. Please refer to your Contract for more details.

•                  For FPA Contracts issued prior to June 1, 2003, the Annuity Commencement Date must be on the first day of a month.

•                  For FPA Contracts issued on or after June 1, 2003, the Annuity Commencement Date must be on the first day of a month at least 12 months after the Contract issue date. You may specify the Annuity Commencement Date in the application, and if no date is specified, the Annuity Commencement Date will be the later of the date the Annuitant reaches age 90 or the tenth anniversary after the Contract’s Effective Date. For an FPA Contract issued to an employer to serve as a depository for the employer’s deferred compensation obligations to an employee under an eligible 457(b) plan, the Annuity Commencement Date must be the first day of a month at least 12 months after the Contract issue date but not later than April 1 of the calendar year following the latter of the calendar year when the employee reaches age 70 ½ or the calendar year the employee terminates employment with the employer.

•                  Under TDA Contracts, the Annuity Commencement Date must be on the first of a month and must be in accordance with the Plan, if any.

On Page 30 of the Prospectus, under the heading “Annuity Commencement Date”, the text that follows is hereby deleted and replaced with the following:

You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures.

IRA Contracts.  For IRA Contracts issued prior to July 1, 2007, the Annuity Commencement Date must be the first of a month after you have reached the age of 55.  For IRA Contracts issued on or after July 1, 2007, the Annuity Commencement Date must be on the first of a month and must be at least 12 months after the Contract issue date.

In addition to the conditions stated in the preceding sentences, for all SEP IRA Contracts, the Annuity Commencement Date must occur after the later of (a) the 30th day following the day you terminate employment with every employer that contributes to the Contract on your behalf and (b) the 30th day following the day that the last employer contribution is received by the Company under the Contract. Please refer to your Contract for more details.

FPA Contracts.  For FPA Contracts issued prior to June 1, 2003, the Annuity Commencement Date must be on the first day of a month.

For FPA Contracts issued on or after June 1, 2003, the Annuity Commencement Date must be on the first day of a month at least 12 months after the Contract issue date.  You may specify the Annuity Commencement Date in the application, and if no date is specified, the Annuity Commencement Date will be the later of the date the Annuitant reaches age 90 or the tenth anniversary after the Contract’s Effective Date. For an FPA Contract issued to an employer to serve as a depository for the employer’s deferred compensation obligations to an employee under an eligible 457(b) plan, the Annuity Commencement Date must be the first day of a month at least 12 months after the Contract issue date but not later than April 1 of the calendar year following the latter of the calendar year when the employee reaches age 70 ½ or the calendar year the employee terminates employment with the employer.

TDA Contracts.  The Annuity Commencement Date must be on the first of a month and must be in accordance with the Plan, if any.

On Page 39 of the Prospectus, under the heading “Distributions under an FPA Contract”, the text that follows is hereby deleted and replaced with the following:

Annuity Payments. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution. After you have received back all of your investment in the contract, you must include in gross income the entire amount of the Annuity Payments or other periodic distributions, except that a Participant whose Annuity Commencement Date was before January 1, 1987 may continue to use the exclusion ratio method. You can exchange an existing annuity contract for a new or multiple contracts tax-free provided certain Internal Revenue Service requirements are met. However, a Contractholder should consult a tax advisor before exchanging any FPA Contract.

If an FPA Contract is not individually owned, including a Contract purchased by an employer to fund obligations under a 457 plan, earnings on Contributions are taxable each year to the Contractholder and the exclusion ratio method is not used to determine taxation of Annuity Payments and withdrawals. Special tax rules apply to distributions by employers to their employees of deferred amounts under 457 plans.

Aggregation of Contracts. All FPA Contracts issued to the same Contractholder during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same Contractholder. Accordingly, a Contractholder should consult a tax adviser before purchasing more than one FPA or other annuity Contract.

Withdrawals. If you make cash withdrawals (that are not annuity payments), you may not use the exclusion ratio and may owe tax on up to the entire amount of the withdrawal. You must include in gross income the amount withdrawn to the extent that the value of the FPA Contract immediately before the withdrawal is greater than your investment in the contract. In effect, you must treat withdrawals as first being withdrawals of the increase in value under the Contract, and you are taxed on the entire amount of interest and earnings under the FPA Contract before you may recover the investment in the contract. A different method may be applicable for withdrawals under FPA Contracts issued on or before August 14, 1982 (see “Obtaining Tax Advice”).

Single Sum Payments. If you receive a single sum payment of the total Account Value under the FPA Contract, you must include in gross income, for the tax year in which you receive the single sum, the difference between the amount of the single sum payment and the amount of your investment in the contract.